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
[LOGO] PRISM                                       VARIABLE ANNUITY APPLICATION                       SEND APPLICATION AND CHECK TO:

Home Office Address (no correspondence)                                                                      FIRST METLIFE INVESTORS
200 Park Avenue                                                                                                    INSURANCE COMPANY
New York, NY 10166

                                                                 Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
PIONEER PRISM L                                                                                  FOR ASSISTANCE CALL: 1-800-622-9876

ACCOUNT INFORMATION

1. ANNUITANT

                 [John             J.          Doe]                 Social
----------------------------------------------------------------    Security Number [123-45-6789]
Name            (First)         (Middle)     (Last)                                 ------------------------------------------------

[123            Main Street        Anytown     IL        60001]     Sex [[X]] M [_] F   Date of Birth [1/11/70]
----------------------------------------------------------------                                      ------------------------------
Address  (Street - No P.O. Box)   (City)    (State)     (Zip)       Phone [(708) 123-4567]
                                                                          ----------------------------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                    Social
________________________________________________________________    Security/Tax ID Number _____________--______________--__________
Name            (First)         (Middle)     (Last)
                                                                    Sex [_] M [_] F   Date of Birth/Trust ________/________/________
________________________________________________________________
Address  (Street - No P.O. Box)   (City)    (State)     (Zip)       Phone (_____) __________________________________________________


3. JOINT OWNER
                                                                    Social
________________________________________________________________    Security Number _______________--_______________--______________
Name            (First)         (Middle)     (Last)
                                                                    Relationship to Owner___________________________________________

                                                                    Sex [_] M [_] F   Date of Birth __________/__________/__________
________________________________________________________________
Address  (Street - No P.O. Box)   (City)    (State)    (Zip)        Phone (_____) __________________________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY MUST BE SPOUSE IF ELECTING
                                                       --------------------------
JOINT LIFE LWG OPTION (IF AVAILABLE).

[Mary J. Doe,                        Wife,                     1/12/60                           234-56-7890]
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                     Relationship               Date of Birth                   Social Security Number

                                                                /  /                               --   --
____________________________________________________________________________________________________________________________________
Contingent Name                  Relationship               Date of Birth                   Social Security Number

                                                                /  /                               --   --
____________________________________________________________________________________________________________________________________
Primary Name                     Relationship               Date of Birth                   Social Security Number

                                                                /  /                               --   --
____________________________________________________________________________________________________________________________________
Contingent Name                  Relationship               Date of Birth                   Social Security Number

5. PLAN TYPE                                                                    6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                     Funding Source of Purchase Payment
                                                                                ----------------------------------
.. NON-QUALIFIED         [[X]]                                                   [_] 1035 Exchange   [_] Check   [_] Wire

.. QUALIFIED                                                                     Initial Purchase
  TRADITIONAL IRA*       [_] Transfer [_] Rollover [_] Contribution - Year ____ Payment                  $[10,000]
                                                                                        --------------------------------------------
.. QUALIFIED SEP IRA*     [_] Transfer [_] Rollover [_] Contribution - Year ____          Make Check Payable to MetLife Investors USA

.. QUALIFIED ROTH IRA*    [_] Transfer [_] Rollover [_] Contribution - Year ____ (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401          [_]
                                                                                Minimum Initial Purchase Payment:
*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                               $10,000 Non-Qualified/Qualified

6700 (4/08)                                                                                                              APPPRISMLNY
                                                                                                                         JULY 2008
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RIDERS

7. BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following Riders may be elected)

     [_]  Principal Guarantee (GWB)/1/

     [_]  Single Life - Lifetime Withdrawal Guarantee (LWG)/2/ (2008)

     [_]  Joint Life - Lifetime Withdrawal Guarantee (LWG)/2/ (2008)

     (FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LIFE LWG IS ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE COMPLETED.)

/1/  GWB is the only Living Benefit Rider available for Decedent IRAs.

/2/ If either LWG option is chosen, the NY LWG Supplemental Application (6027) must be signed and submitted with this application.

2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Account Value option will apply.)

     [_]  Principal Protection

     [_]  Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [_] Yes [[X]] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [_] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


                            /s/ [John J. Doe, Owner]
--------------------------------------------------------------------------------
           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


--------------------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)


--------------------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at                    [Anytown,               IL]
         -----------------------------------------------------------------------
                              (City)                (State)

Date                          [November 11, 2000]
    ----------------------------------------------------------------------------

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity
contracts?                                                      [_] Yes [[X]] No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                            [_] Yes [[X]] No

If "Yes," applicable disclosure and replacement forms must be attached.


                                /s/ [Richard Roe]
--------------------------------------------------------------------------------
                                AGENT'S SIGNATURE

                                [(312) 456-7890]
--------------------------------------------------------------------------------
                                      Phone

                               [Richard Roe, #723]
--------------------------------------------------------------------------------
                             Agent's Name and Number

                      [456 Main Street, Anytown, IL 60001]
--------------------------------------------------------------------------------
                            Name and Address of Firm

                                     [#723]
--------------------------------------------------------------------------------
                             State License ID Number

                                    [1234567]
--------------------------------------------------------------------------------
                             Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed. Not all options may be available.

Option A _________________ Option B _________________ Option C _________________

6700 (4/08)                                                          APPPRISMLNY
                                                                     JULY 2008

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1. PURCHASE PAYMENT ALLOCATION - USE ONLY IF THE LWG RIDER IS ELECTED IN SECTION 7. (SIGNATURE(S) REQUIRED ON LAST PAGE OF THIS
   FORM.)

PLEASE NOTE:

..    IF YOU ELECTED LWG IN SECTION 7 ("BENEFIT RIDERS"), PLEASE FILL OUT SECTION 1 BELOW. IF YOU DID NOT ELECT THIS RIDER, PLEASE GO
     TO SECTION 2 ON PAGE 5.

INSTRUCTIONS:

..    If you want to select the optional Enhanced Dollar Cost Averaging (EDCA) program, please also complete Section 1a.

..    Complete Section 1 for your initial Purchase Payment Allocation by choosing either the portfolios in OPTION A or customize your own asset allocation in OPTION B.

1A.  ENHANCED DOLLAR COST AVERAGING PROGRAM ELECTION AND TARGET ALLOCATION INSTRUCTIONS (OPTIONAL)

When checked below:

..    For OPTION A PORTFOLIOS, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost Averaging
     Program elected below. Please also complete the Target EDCA Instructions column for Option A in Section 1b.

..    For OPTION B PORTFOLIOS, 100% of the purchase payments will be allocated to EDCA and the target EDCA allocations will equal the
     Purchase Payment Allocations as indicated in Option B.

Only purchase payments can be allocated to the EDCA Account. Transfers will begin on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

PROGRAM. You may select the following program.

[_] ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

The designated portion of the purchase payment will be allocated to the EDCA account, and periodic transfers will be made to the investment portfolios in the proportions selected below.

TRANSFER PERIOD (SELECT ONLY ONE):

[_] 3 Month Market Entry [_] 6 months [_] 12 months

The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider and/or the Three Month Market Entry Rider
issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however such allocation will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.

1B.  INVESTMENT INSTRUCTIONS AND ELECTION (FOR LWG)

..    You may either select OPTION A or OPTION B.

..    Indicate the percentage each portfolio should receive. Allocations must be whole percentages and the section must total 100%
     for either Option. Unless otherwise directed, subsequent purchase payments will also be allocated as shown.

OPTION A: CHOOSE FROM THE FOLLOWING PORTFOLIOS, OTHERWISE, SELECT OPTION B ON THE NEXT PAGE.

                                             OPTION A PORTFOLIOS - TOTAL MUST EQUAL 100%

                                           Purchase      Target                                              Purchase      Target
                                            Payment       EDCA                                               Payment        EDCA
                                          Allocation  Instructions                                          Allocation  Instructions
ASSET ALLOCATION PORTFOLIOS
---------------------------
Pioneer Ibbotson Growth VCT Portfolio       ______%      ______%    BlackRock Money Market Portfolio          ______%      ______%
Pioneer Ibbotson Moderate Allocation VCT    ______%      ______%    Enhanced Dollar Cost Averaging Account    ______%        N/A %
   Portfolio                                                           (EDCA)

                                                    TOTAL MUST EQUAL 100% ______%

                                                                                              (SECTION 1 CONTINUED ON THE NEXT PAGE)
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INVESTMENT INSTRUCTIONS AND ELECTION (CONTINUED)

PLEASE NOTE:

..    IF ALLOCATIONS ARE MADE TO THE PORTFOLIOS IN THIS SECTION, THEY WILL AUTOMATICALLY BE REBALANCED ON A QUARTERLY BASIS.

..    IF SELECTING EDCA, YOU MUST ALLOCATE 100% TO THE EDCA PROGRAM AND THE TARGET EDCA ALLOCATIONS WILL EQUAL THE PURCHASE PAYMENT
     ALLOCATIONS INDICATED BELOW.

OPTION B: CUSTOMIZE YOUR OWN ASSET ALLOCATION BY CHOOSING FROM THE FOLLOWING OPTION B PORTFOLIOS.

                                             OPTION B PLATFORM TOTALS - MUST EQUAL 100%

______________%  +  ______________%  +  ______________%  +  ______________%  =  ____________________%
  PLATFORM 1          PLATFORM 2          PLATFORM 3          PLATFORM 4        TOTAL MUST EQUAL 100%

                                                 PLATFORM 1 - MUST BE AT LEAST 15%

                                            Purchase
                                             Payment
                                           Allocation

BlackRock Money Market Portfolio             ______%
PIMCO Inflation Protected Bond Portfolio     ______%
Pioneer Bond VCT Portfolio                   ______%

                                          PLATFORM 1 SUBTOTAL MUST BE AT LEAST 15% ______%

                                                   PLATFORM 2 - MAY NOT EXCEED 85%

                                                   Purchase                                                          Purchase
                                                    Payment                                                           Payment
                                                  Allocation                                                        Allocation
Legg Mason Partners Variable Aggressive Growth      ______%    Pioneer Equity Income VCT Portfolio                  ______%
   Portfolio                                                   Pioneer Fund VCT Portfolio                           ______%
Legg Mason Partners Variable Capital and Income     ______%    Pioneer Global High Yield VCT Portfolio              ______%
   Portfolio                                                   Pioneer High Yield VCT Portfolio                     ______%
Met/AIM Capital Appreciation Portfolio              ______%    Pioneer Ibbotson Aggressive Growth VCT Portfolio     ______%
MFS(R) Research International Portfolio             ______%    Pioneer Ibbotson Growth VCT Portfolio                ______%
MFS(R) Total Return Portfolio                       ______%    Pioneer Ibbotson Moderate Allocation VCT Portfolio   ______%
MFS(R) Value Portfolio                              ______%    Pioneer Independence VCT Portfolio                   ______%
Oppenheimer Capital Appreciation Portfolio          ______%    Pioneer International Value VCT Portfolio            ______%
Oppenheimer Global Equity Portfolio                 ______%    Pioneer Oak Ridge Large Cap Growth VCT Portfolio     ______%
Pioneer Cullen Value VCT Portfolio                  ______%    Pioneer Strategic Income VCT Portfolio               ______%

                                           PLATFORM 2 SUBTOTAL MAY NOT EXCEED 85% ______%

                                                   PLATFORM 3 - MAY NOT EXCEED 15%

                                            Purchase
                                             Payment
                                           Allocation

Lazard Mid Cap Portfolio                     ______%
Neuberger Berman Mid Cap Value Portfolio     ______%
Pioneer Mid Cap Value VCT Portfolio          ______%
Van Kampen Mid Cap Growth Portfolio          ______%

                                           PLATFORM 3 SUBTOTAL MAY NOT EXCEED 15% ______%

                                                   PLATFORM 4 - MAY NOT EXCEED 15%

                                            Purchase                                                Purchase
                                             Payment                                                 Payment
                                           Allocation                                              Allocation
Dreman Small Cap Value Portfolio             ______%    Pioneer Real Estate Shares VCT Portfolio     ______%
Loomis Sayles Small Cap Portfolio            ______%    Pioneer Small Cap Value VCT Portfolio        ______%
Pioneer Emerging Markets VCT Portfolio       ______%

                                           PLATFORM 4 SUBTOTAL MAY NOT EXCEED 15% ______%
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2. PURCHASE PAYMENT ALLOCATION - NOT TO BE USED WITH THE LWG RIDER IN SECTION 7. (SIGNATURE(S) REQUIRED ON LAST PAGE OF THIS FORM)

PLEASE NOTE:

..    IF YOU DID NOT ELECT LWG IN SECTION 7 ("BENEFIT RIDERS"), PLEASE COMPLETE SECTION 2 BELOW. IF YOU DID ELECT THESE RIDERS,
                ---
     PLEASE GO BACK AND COMPLETE SECTION 1 ON PAGE 3.

INSTRUCTIONS:

..    If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial Purchase Payment to the appropriate source fund (Enhanced Dollar Cost Averaging Account or BlackRock Money Market). Please also complete Section 2a,
     Dollar Cost Averaging Program.

..    Complete below for your initial Purchase Payment Allocation.

2A.  DOLLAR COST AVERAGING PROGRAM ELECTION AND TARGET ALLOCATION INSTRUCTIONS (OPTIONAL)

     When checked below, I authorize a portion of my purchase payment to be allocated to the Dollar Cost Averaging Program elected below. Only one program may be elected at a time. Only purchase payments can be allocated to the EDCA account. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

A.   PROGRAMS. Select one of the following programs.

[_] ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)                     [_] STANDARD DOLLAR COST AVERAGING PROGRAM (DCA)

The designated portion of the purchase payment will be                The DCA transfers will be made from the BlackRock Money Market
allocated to the EDCA account, and periodic transfers will be         Portfolio. Periodic transfers from this source fund will be
made to the investment portfolios in the proportions selected         made to the investment portfolios in the amounts selected
below.                                                                below.

TRANSFER PERIOD (SELECT ONLY ONE):                               OR

[_] 3 Month Market Entry [_] 6 months [_] 12 months                   [_] $___________ per month until the account is depleted

The terms of this program will be governed by the Enhanced            [_] $___________ per month for:
Dollar Cost Averaging Rider or the Three Month Market Entry
Rider issued with your contract. Subsequent purchase payments             [_] 12 Months   [_] 24 Months   [_] 36 Months
may be allocated to your EDCA account; however such allocation            [_] 48 Months   [_] 60 Months   [_] Other _______ Months
will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.

2B.  INVESTMENT INSTRUCTIONS AND ELECTION

Choose from the portfolios listed below. Indicate the percentage each portfolio should receive. Allocations must be whole percentages and total 100%.

                                       Purchase      Target                                                  Purchase      Target
                                        Payment     DCA/EDCA                                                  Payment     DCA/EDCA
                                      Allocation  Instructions                                              Allocation  Instructions
Enhanced Dollar Cost Averaging          ______%        N/A %     Pioneer Emerging Markets VCT Portfolio       ______%      ______%
   Account (EDCA Account)                                        Pioneer Equity Income VCT Portfolio          ______%      ______%
BlackRock Money Market Portfolio        ______%      ______%     Pioneer Fund VCT Portfolio                   ______%      ______%
Dreman Small Cap Value Portfolio        ______%      ______%     Pioneer Global High Yield VCT Portfolio      ______%      ______%
Lazard Mid Cap Portfolio                ______%      ______%     Pioneer High Yield VCT Portfolio             ______%      ______%
Legg Mason Partners Variable            ______%      ______%     Pioneer Ibbotson Aggressive Growth VCT       ______%      ______%
   Aggressive Growth Portfolio                                      Portfolio
Legg Mason Partners Variable Capital    ______%      ______%     Pioneer Ibbotson Growth VCT Portfolio        ______%      ______%
   and Income Portfolio                                          Pioneer Ibbotson Moderate Allocation VCT     ______%      ______%
Loomis Sayles Small Cap Portfolio       ______%      ______%        Portfolio
Met/AIM Capital Appreciation            ______%      ______%     Pioneer Independence VCT Portfolio           ______%      ______%
   Portfolio
MFS(R) Research International           ______%      ______%     Pioneer International Value VCT Portfolio    ______%      ______%
   Portfolio
MFS(R) Total Return Portfolio           ______%      ______%     Pioneer Mid Cap Value VCT Portfolio          ______%      ______%
MFS(R) Value Portfolio                  ______%      ______%     Pioneer Oak Ridge Large Cap Growth VCT       ______%      ______%
Neuberger Berman Mid Cap Value          ______%      ______%        Portfolio
   Portfolio
Oppenheimer Capital Appreciation        ______%      ______%     Pioneer Real Estate Shares VCT Portfolio     ______%      ______%
   Portfolio
Oppenheimer Global Equity Portfolio     ______%      ______%     Pioneer Small Cap Value VCT Portfolio        ______%      ______%
PIMCO Inflation Protected Bond          ______%      ______%     Pioneer Strategic Income VCT Portfolio       ______%      ______%
   Portfolio
Pioneer Bond VCT Portfolio              ______%      ______%     Van Kampen Mid Cap Growth Portfolio          ______%      ______%
Pioneer Cullen Value VCT Portfolio      ______%      ______%     -------------------------------------------------------------------
                                                                 BOTH TOTALS MUST EQUAL 100%                  ______%      ______%
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3. REBALANCING PROGRAM (OPTIONAL) - SIGNATURE(S) REQUIRED IN SECTION 10 AT THE END OF THIS FORM

DO NOT COMPLETE THIS SECTION IF OPTION B PORTFOLIOS WERE CHOSEN. REBALANCING WILL OCCUR AUTOMATICALLY ON A QUARTERLY BASIS.

THE REBALANCING PROGRAM IS ONLY AVAILABLE IF MORE THAN ONE PORTFOLIO IS SELECTED.

When checked below, I authorize you to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 2b above, or as I may otherwise direct by Notice to you.

Frequency: [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to us.

4. SYSTEMATIC WITHDRAWAL - SIGNATURE(S) REQUIRED IN SECTION 10 AT THE END OF THIS FORM

A.   SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one).

     IMPORTANT: PLEASE REVIEW YOUR CONTRACT AND/OR PROSPECTUS FOR DETAILED INFORMATION REGARDING EARLY WITHDRAWAL PENALTIES AND
     OTHER WITHDRAWAL PROVISIONS. IF YOU HAVE ELECTED GUARANTEED WITHDRAWAL BENEFIT (GWB) OR LIFETIME WITHDRAWAL GUARANTEE (LWG),
     CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT IN ANY CONTRACT YEAR MAY SIGNIFICANTLY REDUCE THE VALUE OF THE
     GWB OR LWG BENEFIT.

     [_]  $______________ Pro-rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

     [_]  100% of the current Annual Benefit Payment amount allowed under the GWB or LWG riders, if elected. (This withdrawal option will only change as a result of optional or automatic step-ups/resets under the terms of the selected rider and not as a result of increases due to added purchase payments or interest adjustments*).

     *OPTIONAL STEP-UPS/RESETS FOR GWB MAY ONLY BE ELECTED USING THE SEPARATE OPTIONAL STEP-UP/RESET ELECTION FORM.

B.   FREQUENCY: [_] Monthly [_] Quarterly

     [_] Start at Issue [_] Start Date: _______________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C.   IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A
     10% Federal tax penalty may be assessed against distributions if the Owner is under age 59 1/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT REQUIRED
     BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

     CHOOSE ONE: [_] Do not withhold Federal Income Taxes [_] Withhold $____________ or ________%

D.   PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

     Bank/Brokerage Name: __________________________________________________________________________________________________________

     Bank/Brokerage Street Address: ____________________________________________ City, ST ZIP: _____________________________________

     Account Number: __________________ ABA Routing Number: ________________ [_] Checking (please attach a voided check) [_] Savings
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5. AUTOMATIC PAYMENT PROGRAM (OPTIONAL) - SIGNATURE(s) REQUIRED IN SECTION 10 BELOW

When checked below, I authorize Metropolitan Life Insurance Company, under agreement with First MetLife Investors Insurance Company, to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252
MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the Automatic Payment
(AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program

6. ANNUITY OPTION

Unless you specify otherwise, the Life Annuity with 10 years Guaranteed Option will automatically be applied on the Annuity Date.
The Assumed Investment Return (AIR) for a Variable Annuity Option will be 3%. If you wish to select a different Annuity Option or
AIR, please call or write MetLife Investors' Service Center per the information provided on the first page of the application, or as you otherwise direct in Section 7.

7. SPECIAL REQUESTS - SIGNATURE(s) REQUIRED IN SECTION 10 BELOW

8. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the "7233 Trustee Certification Form" and submit it with this application.

9. SIGNATURES

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.


-------------------------------------   ------------------------------------------
Name of Owner & Title (please print)    Name of Joint Owner & Title (please print)


-------------------------------------   ------------------------------------------
Signature of Owner                      Signature of Joint Owner


-------------------------------------   ------------------------------------------
E-mail Address                          Date
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